J.P. Morgan Institutional Funds

Supplement dated December 29, 1997 to the Statement of Additional Information dated August 4, 1997.

A new Statement of Additional Information, dated December 29, 1997, has been filed and is in effect for the J.P. Morgan Institutional Tax Exempt Bond Fund, the J.P. Morgan Institutional Tax Exempt Money Market Fund, and the J.P. Morgan Institutional International Bond Fund. A copy of this new Statement of Additional Information can be obtained, free of charge, by calling 1-800-766-7722. Please disregard any references to these Funds in the attached Statement of Additional Information dated August 4, 1997.